Statements of Partners' Equity (Deficit) (USD $)	General Partners	Limited Partners	Total
Beginning Balance at Dec. 31, 2009	$ (70,219)	$ 2,166,971	$ 2,096,752
Net Income Allocation	8,808	871,983	880,791
Distributions	8,591	850,465	859,056
Ending Balance at Dec. 31, 2010	(70,002)	2,188,489	2,118,487
Net Income Allocation	8,865	877,654	886,519
Distributions	8,899	880,975	889,874
Ending Balance at Dec. 31, 2011	$ 70,036	$ 2,185,168	$ 2,115,132